Exhibit 99.2

Thursday 28 October 2021 THIRD QUARTER 2021 RESULTS Dick Weil Chief Executive Officer Roger Thompson Chief Financial Officer

STRATEGY UPDATE Dick Weil Chief Executive Officer

3 OUR STRATEGY: SIMPLE EXCELLENCE Strengthening our core foundation while maximising growth potential Delivering on our strategy of Simple Excellence Produce dependable investment outcomes Excel in distribution and client experience Develop new growth initiatives Focus and increase operational efficiency Proactive risk and control environment Positive flows and AUM growth Revenue stability and profitability A return to consistent net inflows driven by organic growth across regions, client types and investment capabilities A growing and diversified AUM and client base, able to weather shifting market environments Revenue stability resulting from a focus on profitable growth, recognising changing investor trends globally A balanced approach to managing costs, allowing for investment, expanded profitability and increased cash flow generation Simple Excellence lays the foundation for sustained organic and inorganic growth to create value for all our stakeholders: our clients, shareholders and employees

MOMENTUM IN RESULTS

We have built a globally diversified, highly profitable and cash-generative business

Growing distribution momentum

- ✓ Solid investment performance forms the foundation for growing distribution momentum across our global footprint
- ✓ Strong distribution momentum with improving net flows in our core business and new product extensions and launches

LTM[1] net organic growth excluding Quantitative Equity



(6%)
(6%)
(7%)
(6%)
(7%)
(5%)
(2%)
(1%)
(0%)
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021

Resilient, high-margin financial profile

- ✓ Resilient revenue profile supported by strong growth in higher-fee products and global marketplaces
- ✓ Operating leverage driven by revenue growth supported by ongoing focus on expenses

Net management fee rate (bps)



45.7
45.8
45.9
46.8
47.1
47.0
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021

Operating margins[2]



Adjusted operating margin
Operating margin
33.5%
36.0%
43.8%
39.0%
44.6%
46.4%
20.6%
27.5%
34.5%
29.9%
30.5%
36.1%
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021

Strong capital position and return

- ✓ Disciplined use of capital, with ongoing returns to shareholders and flexibility to pursue growth
- ✓ The accretive buyback programme has resulted in a 15% reduction in shares outstanding since 2018

2018 to 2021 YTD capital return (US$m)



56%
102%
61%
81%
375
472
394
497
100
200
131
305
275
272
263
192
2018
2019
2020
2021 YTD
Dividends
Share repurchases
Capital return as % of cash flow from operations

[1] Last twelve months (LTM) net organic growth rates calculated as net flows as a percentage of beginning period AUM.

[2] See adjusted financial measures reconciliation on slide 31 for additional information.

Janus Henderson GROUP PLC

4

5 WELL-POSITIONED FOR GROWTH Building on Simple Excellence as a foundation for new growth initiatives Trends across our strategic focus areas We are well-positioned to execute on our growth strategy ▪ Global adoption of ESG and sustainable investing ▪ Accelerating growth, expanding distribution channels for active ETFs ▪ Increasing importance of high-growth emerging markets (Asia, LatAm) ▪ Structural tailwinds driving growth in high-quality income and alternatives ▪ Customisation redefining portfolio solutions delivery ▪ The emergence of digital assets and blockchain technology  Strong financial position and cash generation to invest in growth  Client-centric culture rooted in collaboration and Simple Excellence  Independent, globally-diversified, active investment manager  Track record of excellence across equity, fixed income and multi-asset capabilities

BUSINESS AND FINANCIAL UPDATE Roger Thompson Chief Financial Officer

7 1 Represents percentage of AUM outperforming the relevant benchmark. Full performance disclosures detailed in the appendix on slide 25. 2 See adjusted financial measures reconciliation on slides 31 and 32 for additional information. Key metrics – Q3 2021 vs Q2 2021 Q3 2021 RESULTS ▪ Long-term investment performance remains solid ▪ AUM declined 2% to US$419.3bn, due primarily to net outflows of US$(5.2)bn which were concentrated in Quantitative Equities ▪ Adjusted diluted EPS of US$1.16 is flat to prior quarter and an increase of 66% versus Q3 2020 ▪ Declared US$0.38 per share dividend and completed US$75m of share buybacks Q3 2021 Q2 2021 3-year investment outperformance¹ 64% 66% Net flows US$(5.2)bn US$(2.5)bn Total AUM US$419.3bn US$427.6bn US GAAP diluted EPS US$1.14 US$0.79 Adjusted diluted EPS² US$1.16 US$1.16 Dividend per share US$0.38 US$0.38

8 INVESTMENT PERFORMANCE Note: Full performance disclosures detailed in the appendix on slides 25 and 26. The top two Morningstar quartiles represent funds in the top half of their category based on total return. The top quartile represents those in the top 25%. Refer to slide 26 for the percent of funds in the top 2 quartiles for all periods and description and quantity of funds included in the analysis; refer to slides 27 to 29 for distribution across first and second quartiles. Past performance is no guarantee of future results. Capability 1-year 3-year 5-year 10-year Equities Fixed Income Multi-Asset Quantitative Equities Alternatives Total Capability 1-year 3-year 5-year 10-year Equities Fixed Income Multi-Asset Quantitative Equities Alternatives Total % of mutual fund AUM in top 2 Morningstar quartiles As at 30 Sep 21 % of AUM outperforming benchmark As at 30 Sep 21 41% 2% 2% 67% 64% 72% 100% 97% 94% 97% 97% 99% 96% 96% 98% 60% 56% 64% 11% 11% 11% 60% 59% 47% 74% 70% 27% 92% 92% 20% 73% 77% 84% 49% 47% 47% ▪ 47% and 45% of mutual fund AUM is in the top Morningstar quartile on a 3- and 5-year basis, respectively, as at 30 September 2021 Long-term investment performance remains solid 32% 86% 100% 97% 99% 84% 0% 73% 98% 94% 69% 68%

9 15.3 18.7 21.4 17.9 15.8 23.2 20.7 18.4 16.0 (18.8) (25.4) (33.6) (26.1) (18.7) (24.3) (24.0) (20.9) (21.2) (3.5) (6.7) (12.2) (8.2) (2.9) (1.1) (3.3) (2.5) (5.2) Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q3 2019 to Q3 2021 total flows (US$bn) Redemptions Sales Net sales / (redemptions) 17% 21% 23% 25% 19% 26% 21% 18% 15% Annualised gross sales¹ Annualised gross redemptions¹ 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM. TOTAL FLOWS Net flows declined quarter over quarter with a decrease in gross sales (21%) (29%) (36%) (36%) (22%) (27%) (24%) (21%) (20%)

10 3.7 8.8 3.3 4.2 2.5 (5.6) (10.0) (6.8) (6.0) (8.3) (1.9) (1.2) (3.5) (1.8) (5.8) Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 11.5 13.5 16.5 13.5 12.9 (11.6) (12.5) (15.4) (13.5) (11.7) (0.1) 1.0 1.1 - 1.2 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 0.6 0.9 0.9 0.7 0.6 (1.5) (1.8) (1.8) (1.4) (1.2) (0.9) (0.9) (0.9) (0.7) (0.6) Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Intermediary (US$bn) 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM. QUARTERLY FLOWS BY CLIENT TYPE Redemptions Sales Net sales / (redemptions) Institutional (US$bn) 13% 30% 11% 13% 7% 29% 32% 35% 28% 25% 4% 5% 4% 4% 3% (20%) (34%) (22%) (19%) (25%) (29%) (29%) (32%) (28%) (23%) (9%) (10%) (9%) (7%) (6%) Annualised gross redemptions¹ Annualised gross sales¹ Self-Directed (US$bn) Net flows reflect improvement in Intermediary and a decline in Institutional

11 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM. Q3 2021 FLOWS BY CAPABILITY Net flows reflect strength in Fixed Income, Multi-Asset and Alternatives 7.5 4.7 2.6 0.1 1.1 (10.1) (4.0) (1.8) (4.5) (0.8) (2.6) 0.7 0.8 (4.4) 0.3 Equities Fixed Income Multi-Asset Quantitative Equities Alternatives Annualised gross sales¹ Redemptions Sales Net sales / (redemptions) 12% 23% 20% 1% 42% Annualised gross redemptions¹ (17%) (19%) (14%) (41%) (30%) Q3 2021 flows by capability (US$bn)

12 US GAAP Adjustments Adjusted Revenue Management fees 564.5 (53.0) 511.5 Performance fees 0.6 – 0.6 Shareowner servicing fees 67.6 (55.4) 12.2 Other revenue 54.7 (33.7) 21.0 Total revenue 687.4 (142.1) 545.3 Operating expenses Employee compensation and benefits 166.2 – 166.2 Long-term incentive plans 35.0 0.1 35.1 Distribution expenses 142.1 (142.1) – Investment administration 13.0 – 13.0 Marketing 7.5 – 7.5 General, administrative and occupancy 65.5 (2.9) 62.6 Depreciation and amortisation 9.8 (1.9) 7.9 Total operating expenses 439.1 (146.8) 292.3 Operating income 248.3 4.7 253.0 (US$m) 3 months ended 30 Sep 21 STATEMENT OF INCOME US GAAP and adjusted Note: See adjusted financial measures reconciliation on slides 31 and 32 for additional information.

13 (US$, except margin data) Q3 2021 Q2 2021 Change Q3 2021 vs Q2 2021 Q3 2020 Change Q3 2021 vs Q3 2020 Average AUM 431.9bn 420.8bn 3% 356.0bn 21% Total revenue 687.4m 738.4m (7%) 568.5m 21% Operating income 248.3m 225.0m 10% 156.5m 59% Operating margin 36.1% 30.5% 5.6ppt 27.5% 8.6ppt US GAAP diluted EPS 1.14 0.79 44% 0.65 75% Adjusted revenue 545.3m 603.6m (10%) 449.7m 21% Adjusted operating income 253.0m 269.3m (6%) 162.1m 56% Adjusted operating margin 46.4% 44.6% 1.8ppt 36.0% 10.4ppt Adjusted diluted EPS 1.16 1.16 0% 0.70 66% SUMMARY FINANCIAL RESULTS US GAAP and adjusted Note: See adjusted financial measures reconciliation on slides 31 and 32 for additional information.

14 REVENUE Q3 2021 adjusted revenue reflects higher average assets and seasonally lower performance fees Note: See adjusted financial measures reconciliation on slides 31 and 32 for additional information. 1 Net margin based on management fees net of distribution expenses. Adjusted revenue – Q2 2021 vs Q3 2021 (US$m) Q3 2021 adjusted revenue drivers ▪ Increase from Q2 2021 management fees driven by higher average assets ▪ Performance fees declined from Q2 2021 driven by investment performance and seasonality ▪ Average net management fee margin declined due to asset mix shift 511.5 494.5 0.6 77.4 12.2 10.9 21.0 20.8 545.3 603.6 Q3 2021 Q2 2021 Management fees Performance fees Shareowner servicing fees Other revenue (US$m, except margin data) Q3 2021 Q2 2021 Change Total adjusted revenue 545.3 603.6 (10%) Management fees 511.5 494.5 3% Performance fees 0.6 77.4 (99%) Shareowner servicing fees 12.2 10.9 12% Other revenue 21.0 20.8 1% Average net¹ mgmt fee margin 47.0bps 47.1bps (0.1bps)

15 ▪ Decrease in compensation expense primarily due to variable compensation and long-term incentive compensation ▪ Full-year 2021 expense expectations ▪ Adjusted compensation ratio now at the low end of the 40-42% range ▪ Adjusted non-compensation annual growth at the high end of the mid-single digits ▪ Statutory tax rate of 23-25% OPERATING EXPENSES Note: See adjusted financial measures reconciliation on slides 31 and 32 for additional information. Adjusted operating expenses – Q2 2021 vs Q3 2021 (US$m) 292.3 (26.2) (14.8) (0.1) (1.4) (0.3) 334.3 0.8 Q2 2021 Compensation and benefits LT incentive plans Investment administration Marketing General, admin. and occupancy Depreciation and amortisation Q3 2021 (US$m) Q3 2021 Q2 2021 Change Employee comp. and benefits 166.2 192.4 (14%) Long-term incentive plans 35.1 49.9 (30%) Total comp. expenses 201.3 242.3 (17%) Investment administration 13.0 13.1 (1%) Marketing 7.5 6.7 12% General, admin. and occup. 62.6 64.0 (2%) Depreciation and amortisation 7.9 8.2 (4%) Other operating expenses 91.0 92.0 (1%) Total operating expenses 292.3 334.3 (13%) Adjusted expenses reflect lower variable compensation primarily on seasonally lower performance fees Q3 2021 adjusted expense drivers

16 CAPITAL RESOURCES Strong liquidity position ▪ Cash and investment securities1 totalled US$1,197m compared to outstanding debt of US$311m ▪ Board declared a dividend of US$0.38 per share to be paid on 24 November to shareholders on record at the close of business on 8 November ▪ Repurchased 1.8m shares in 3Q 2021 for US$75m from the US$200m buyback programme authorised in July 2021 964.7 930.8 235.3 265.9 1,200.0 1,196.7 311.9 311.1 Cash and investments Debt Cash and investments Debt Balance sheet profile – carrying value 30 Jun 21 vs 30 Sep 21 (US$m) Investment securities¹ Cash and cash equivalents¹ 2025 maturity 30 Sep 21 30 Jun 21 1 Cash and cash equivalents and investment securities exclude those held by consolidated variable interest entities (‘VIEs’) and voting rights entities (‘VREs’), as they are not available for general corporate purposes. For additional detail, please see ‘Liquidity and Capital Resources’ portion of the Company’s Form 10‐Q for the period ended 30 September 2021.

Q&A

APPENDIX

19 ASSETS UNDER MANAGEMENT AUM as at 30 Sep 2021: US$419.3bn 56% 19% 13% 9% 3% Equities Fixed Income Multi-Asset Quantitative Equities Alternatives 49% 30% 21% Intermediary Institutional Self-Directed 56% 30% 14% North America EMEA & LatAm Asia Pacific By client type By capability By client location US$236.2bn US$79.5bn US$53.9bn US$39.1bn US$10.6bn US$206.7bn US$125.8bn US$86.8bn US$233.4bn US$128.1bn US$57.8bn

20 INVESTMENT MANAGEMENT CAPABILITIES Diversified product range Equities US$236.2bn AUM 30 Sep 21 US$419.3bn Fixed Income US$79.5bn Multi-Asset US$53.9bn Self-Directed Intermediary Institutional Institutional Institutional Quantitative Equities US$39.1bn Institutional Alternatives US$10.6bn Intermediary Equities ▪ Wide range of equity strategies encompassing different geographic focuses and investment styles Fixed Income ▪ Innovative and differentiated techniques designed to support clients as they navigate each unique economic cycle Multi-Asset ▪ Provides a range of diversified core investment solutions with the aim of delivering attractive returns over the long term with lower levels of volatility Quantitative Equities ▪ Intech applies advanced mathematics and systematic portfolio rebalancing intended to harness the volatility of movements in stock prices Alternatives ▪ Investment solutions aimed at delivering specific outcomes tailored to meet the needs and constraints of clients

21 LARGEST STRATEGIES BY CAPABILITY Note: Numbers may not cast due to rounding. Capability Strategy AUM (US$bn) 30 Sep 21 US Concentrated Growth 29.9 US Mid Cap Growth 29.9 US Research Growth Equity 21.6 Global Life Sciences 14.7 US SMID Cap Growth 13.3 Absolute Return Income 11.2 Global Strategic Fixed Income 10.3 Sterling Buy & Maintain Credit 9.3 Core Plus Fixed Income 7.1 Australian Fixed Income 6.2 Balanced 47.5 UK Cautious Managed 1.4 Global Adaptive Capital Appreciation 0.6 Multi Manager Managed 0.5 Protective Life Dynamic Allocation Series - Moderate 0.5 Intech Global Large Cap Core ex-Japan - ESG 12.1 Intech US Enhanced Plus 4.4 Intech Global Large Cap Core 4.4 Intech Global Enhanced Index ex-Australia ex-Tobacco 1% Risk 2.7 Intech US Broad Large Cap Growth 2.1 Absolute Return Equity 5.6 UK Direct Property 1.5 Multi Strategy 0.8 Europe Large Cap Long/Short 0.6 Global Equity Market Neutral 0.4 Total 238.7 Equity Fixed Income Multi-Asset Alternatives Quantitative Equities

22 5.8 10.3 10.5 8.6 7.5 (10.9) (10.4) (12.0) (10.5) (10.1) (5.1) (0.1) (1.5) (1.9) (2.6) Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Equities (US$bn) 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM. QUARTERLY FLOWS BY CAPABILITY Equities and Fixed Income 5.9 8.7 5.9 5.9 4.7 (4.1) (7.5) (5.5) (6.0) (4.0) 1.8 1.2 0.4 (0.1) 0.7 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 (24%) (22%) (22%) (19%) (17%) Redemptions Sales Net sales / (redemptions) Annualised gross redemptions¹ 13% 22% 19% 15% 12% 34% 46% 29% 30% 23% (23%) (40%) (28%) (31%) (19%) Fixed Income (US$bn) Annualised gross sales¹

23 1.3 0.3 0.2 0.2 0.1 (1.4) (3.7) (2.3) (1.5) (4.5) (0.1) (3.4) (2.1) (1.3) (4.4) Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 2.3 3.1 3.0 2.4 2.6 (1.7) (1.9) (2.2) (1.9) (1.8) 0.6 1.2 0.8 0.5 0.8 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 0.5 0.8 1.1 1.3 1.1 (0.6) (0.8) (2.0) (1.0) (0.8) (0.1) - (0.9) 0.3 0.3 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Multi-Asset (US$bn) 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM. QUARTERLY FLOWS BY CAPABILITY Multi-Asset, Quantitative Equities and Alternatives Redemptions Sales Net sales / (redemptions) Quantitative Equities (US$bn) 13% 3% 2% 2% 1% 22% 28% 25% 20% 20% 23% 33% 41% 52% 42% (14%) (36%) (22%) (14%) (41%) (17%) (17%) (18%) (15%) (14%) (24%) (31%) (77%) (39%) (30%) Annualised gross redemptions¹ Annualised gross sales¹ Alternatives (US$bn)

24 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Equities Fixed Income Multi-Asset Quantitative Equities Alternatives Q3 2019 to Q3 2021 total net flows by capability (US$bn) NET FLOWS BY CAPABILITY (12.2) (3.5) (6.7) (8.2) (2.9) (1.1) (3.3) (2.5) (5.2)

INVESTMENT PERFORMANCE

% of AUM outperforming benchmark

Capability	Q4 2020 1yr	Q4 2020 3yr	Q4 2020 5yr	Q4 2020 10yr	Q1 2021 1yr	Q1 2021 3yr	Q1 2021 5yr	Q1 2021 10yr
Equities	54%	54%	67%	77%	55%	54%	69%	77%
Fixed Income	92%	96%	90%	99%	94%	97%	89%	98%
Multi-Asset	97%	96%	94%	96%	98%	97%	94%	96%
Quantitative Equities	69%	24%	16%	69%	48%	4%	11%	72%
Alternatives	97%	97%	100%	100%	98%	97%	100%	100%
Total	68%	65%	72%	83%	67%	62%	70%	83%

Capability	Q2 2021 1yr	Q2 2021 3yr	Q2 2021 5yr	Q2 2021 10yr	Q3 2021 1yr	Q3 2021 3yr	Q3 2021 5yr	Q3 2021 10yr
Equities	56%	56%	55%	78%	64%	56%	60%	84%
Fixed Income	98%	96%	97%	98%	98%	96%	96%	99%
Multi-Asset	98%	97%	97%	96%	99%	97%	97%	97%
Quantitative Equities	23%	23%	2%	71%	41%	2%	2%	32%
Alternatives	98%	97%	100%	100%	94%	97%	100%	100%
Total	66%	66%	63%	83%	72%	64%	67%	86%

Note: Outperformance is measured based on composite performance gross of fees vs primary benchmark, except where a strategy has no benchmark index or corresponding composite in which case the most relevant metric is used: (1) composite gross of fees vs zero for absolute return strategies, (2) fund net of fees vs primary index or (3) fund net of fees vs Morningstar peer group average or median.

Non-discretionary and separately managed account assets are included with a corresponding composite where applicable.

Cash management vehicles, ETFs, Managed CDOs, Private Equity funds and custom non-discretionary accounts with no corresponding composite are excluded from the analysis.

Excluded assets represent 5% of AUM across all time periods. Capabilities defined by Janus Henderson.

Janus Henderson GROUP PLC
25

26 INVESTMENT PERFORMANCE Note: Includes Janus Investment Fund, Janus Aspen Series and Clayton Street Trust (US Trusts), Janus Henderson Capital Funds (Dublin based), Dublin and UK OEIC and Investment Trusts, Luxembourg SICAVs and Australian Managed Investment Schemes. The top two Morningstar quartiles represent funds in the top half of their category based on total return. For the 1-, 3-, 5- and 10-year periods ending 30 September 2021, 46%, 54%, 50% and 61% of the 195, 185, 180 and 150 total mutual funds, respectively, were in the top 2 Morningstar quartiles. Analysis based on ‘primary’ share class (Class I Shares, Institutional Shares or share class with longest history for US Trusts; Class A Shares or share class with longest history for Dublin based; primary share class as defined by Morningstar for other funds). Performance may vary by share class. Rankings may be based, in part, on the performance of a predecessor fund or share class and are calculated by Morningstar using a methodology that differs from that used by Janus Henderson. Methodology differences may have a material effect on the return and therefore the ranking. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period. ETFs and funds not ranked by Morningstar are excluded from the analysis. Capabilities defined by Janus Henderson. © 2021 Morningstar, Inc. All Rights Reserved. % of mutual fund AUM in top 2 Morningstar quartiles Capability 1yr 3yr 5yr 10yr 1yr 3yr 5yr 10yr 1yr 3yr 5yr 10yr 1yr 3yr 5yr 10yr Equities 47% 57% 67% 77% 35% 60% 64% 79% 32% 59% 44% 71% 47% 47% 49% 68% Fixed Income 70% 79% 73% 70% 69% 79% 73% 70% 57% 80% 75% 71% 84% 77% 73% 69% Multi-Asset 91% 91% 92% 93% 19% 91% 92% 96% 19% 92% 91% 93% 20% 92% 92% 94% Quantitative Equities 4% 33% 4% 2% 32% 32% 4% 0% 41% 47% 7% 0% 11% 11% 11% 0% Alternatives 74% 76% 75% 98% 30% 76% 30% 98% 27% 76% 27% 98% 27% 70% 74% 98% Total 57% 66% 71% 79% 37% 67% 68% 81% 33% 67% 55% 75% 47% 59% 60% 73% Q4 2020 Q1 2021 Q2 2021 Q3 2021

27 INVESTMENT PERFORMANCE % of mutual fund AUM in top 2 Morningstar quartiles (continued) Group 17 10 21 17 44 44 42 47 40 42 41 45 43 57 57 48 41 27 12 29 22 24 26 13 31 26 14 14 36 24 18 25 57 37 33 47 66 67 67 59 71 68 55 60 79 81 75 73 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Equities 10 8 22 19 29 27 26 32 27 32 31 31 34 53 54 37 36 27 10 28 29 32 33 15 40 32 14 17 44 27 18 31 47 35 32 47 57 60 59 47 67 64 44 49 77 79 71 68 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2020 Q1 2021 Q2 2021 Q3 2021 2nd quartile 1st quartile 1-year 3-year 5-year Note: Full performance disclosures detailed on slide 26. Numbers may not cast due to rounding. 10-year 1-year 3-year 5-year 10-year

28 INVESTMENT PERFORMANCE % of mutual fund AUM in top 2 Morningstar quartiles (continued) 2nd quartile 1st quartile Fixed Income Multi-Asset 54 27 30 25 71 69 71 70 49 38 40 56 30 31 33 48 16 43 27 59 8 11 9 7 24 35 35 17 40 39 38 21 70 69 57 84 79 79 80 77 73 73 75 73 70 70 71 69 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2020 Q1 2021 Q2 2021 Q3 2021 15 1 15 4 91 90 91 92 91 91 91 91 92 92 93 93 76 18 4 16 1 1 1 1 0 1 1 1 1 4 1 1 91 19 19 20 91 91 92 92 92 92 91 92 93 96 93 94 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2020 Q1 2021 Q2 2021 Q3 2021 1-year 3-year 5-year 10-year 1-year 3-year 5-year 10-year Note: Full performance disclosures detailed on slide 26. Numbers may not cast due to rounding.

29 4 7 11 4 4 7 11 4 4 7 11 32 34 29 28 40 2 4 32 41 11 33 32 47 11 4 4 7 11 2 0 0 0 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2020 Q1 2021 Q2 2021 Q3 2021 0 19 0 14 41 74 20 24 39 24 22 65 46 67 50 66 74 12 26 13 35 2 56 46 37 6 6 9 52 31 48 32 74 30 27 27 76 76 76 70 75 30 27 74 98 98 98 98 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2020 Q1 2021 Q2 2021 Q3 2021 INVESTMENT PERFORMANCE % of mutual fund AUM in top 2 Morningstar quartiles (continued) Quantitative Equities Alternatives 2nd quartile 1st quartile 1-year 3-year 5-year 10-year 1-year 3-year 5-year 10-year Note: Full performance disclosures detailed on slide 26. Numbers may not cast due to rounding.

30 US GAAP: STATEMENT OF INCOME (US$m, except per share data or as noted) 30 Sep 21 30 Jun 21 30 Sep 20 Revenue Management fees 564.5 544.1 457.7 Performance fees 0.6 77.4 7.0 Shareowner servicing fees 67.6 64.0 53.7 Other revenue 54.7 52.9 50.1 Total revenue 687.4 738.4 568.5 Operating expenses Employee compensation and benefits 166.2 192.4 154.9 Long-term incentive plans 35.0 49.8 42.7 Distribution expenses 142.1 134.8 118.8 Investment administration 13.0 13.1 13.1 Marketing 7.5 6.7 5.3 General, administrative and occupancy 65.5 65.7 65.6 Impairment of goodwill and intangible assets – 40.8 – Depreciation and amortisation 9.8 10.1 11.6 Total operating expenses 439.1 513.4 412.0 Operating income 248.3 225.0 156.5 Interest expense (3.2) (3.2) (3.2) Investment gains, net 4.7 1.8 25.5 Other non-operating income (expense), net 3.6 (2.7) (0.9) Income before taxes 253.4 220.9 177.9 Income tax provision (53.3) (79.7) (40.8) Net income 200.1 141.2 137.1 Net income attributable to noncontrolling interests (3.3) (3.9) (18.2) Net income attributable to JHG 196.8 137.3 118.9 Less: allocation of earnings to participating stock-based awards (5.4) (3.9) (3.5) Net income attributable to JHG common shareholders 191.4 133.4 115.4 Diluted weighted-average shares outstanding (m) 167.8 168.1 178.8 Diluted earnings per share (in US$) 1.14 0.79 0.65 3 months ended

ALTERNATIVE PERFORMANCE MEASURES

Reconciliation of adjusted financial measures

(US$m, except per share data)	3 months ended 30 Sep 21	30 Jun 21	31 Mar 21	31 Dec 20	30 Sep 20	30 Jun 20
Reconciliation of revenue to adjusted revenue						
Revenue	**687.4**	**738.4**	**644.0**	**657.2**	**568.5**	**518.0**
Management fees[1]	(53.0)	(49.6)	(46.8)	(51.6)	(47.9)	(40.2)
Shareowner servicing fees[1]	(55.4)	(53.1)	(50.0)	(47.4)	(42.8)	(39.0)
Other revenue[1]	(33.7)	(32.1)	(30.6)	(29.7)	(28.1)	(25.5)
Adjusted revenue	**545.3**	**603.6**	**516.6**	**528.5**	**449.7**	**413.3**
Reconciliation of operating expenses to adjusted operating expenses						
Operating expenses	**439.1**	**513.4**	**451.5**	**430.2**	**412.0**	**411.3**
Employee compensation and benefits[2]	–	–	–	(0.1)	(0.3)	(0.5)
Long-term incentive plans[2]	0.1	0.1	0.1	0.1	0.1	0.2
Distribution expenses[1]	(142.1)	(134.8)	(127.4)	(128.7)	(118.8)	(104.7)
General, administrative and occupancy[2]	(2.9)	(1.7)	(3.6)	(2.8)	(3.5)	(2.8)
Impairment of goodwill and intangible assets[3]	–	(40.8)	(3.6)	–	–	(26.4)
Depreciation and amortisation[3]	(1.9)	(1.9)	(1.9)	(1.9)	(1.9)	(2.2)
Adjusted operating expenses	**292.3**	**334.3**	**315.1**	**296.8**	**287.6**	**274.9**
Adjusted operating income	**253.0**	**269.3**	**201.5**	**231.7**	**162.1**	**138.4**
Operating margin	**36.1%**	**30.5%**	**29.9%**	**34.5%**	**27.5%**	**20.6%**
Adjusted operating margin	**46.4%**	**44.6%**	**39.0%**	**43.8%**	**36.0%**	**33.5%**

Note: Reconciliation to be used in conjunction with slide 32.

1 JHG contracts with third-party intermediaries to distribute and service certain of its investment products. Fees for distribution and servicing related activities are either provided for separately in an investment product's prospectus or are part of the management fee. Under both arrangements, the fees are collected by JHG and passed through to third-party intermediaries who are responsible for performing the applicable services. The majority of distribution and servicing fees collected by JHG are passed through to third-party intermediaries. JHG management believes that the deduction of distribution and service fees from revenue in the computation of adjusted revenue reflects the pass-through nature of these revenues. In certain arrangements, JHG performs the distribution and servicing activities and retains the applicable fees. Revenues for distribution and servicing activities performed by JHG are not deducted from GAAP revenue.

2 Adjustments primarily represent rent expense for subleased office space, a one-time charge related to the employee benefit trust, administrative costs related to Dai-ichi Life's secondary offering as well as integration costs in related to the merger. JHG management believes these costs are not representative of the ongoing operations of the Group.

3 Investment management contracts have been identified as a separately identifiable intangible asset arising on the acquisition of subsidiaries and businesses. Such contracts are recognised at the net present value of the expected future cash flows arising from the contracts at the date of acquisition. For segregated mandate contracts, the intangible asset is amortised on a straight-line basis over the expected life of the contracts. Adjustments also include impairment charges of our goodwill and certain mutual fund investment management agreements, client relationships and trademarks. JHG management believes these non-cash and acquisition-related costs are not representative of the ongoing operations of the Group.

Janus Henderson GROUP PLC

31

ALTERNATIVE PERFORMANCE MEASURES

Reconciliation of adjusted financial measures (continued)

(US$m, except per share data)	3 months ended 30 Sep 21	30 Jun 21	30 Sep 20
Reconciliation of net income attributable to JHG to adjusted net income attributable to JHG			
Net income attributable to JHG	**196.8**	**137.3**	**118.9**
Employee compensation and benefits[2]	–	–	0.3
Long-term incentive plans[2]	(0.1)	(0.1)	(0.1)
General, administrative and occupancy[2]	2.9	1.7	3.5
Impairment of goodwill and intangible assets[3]	–	40.8	–
Depreciation and amortisation[3]	1.9	1.9	1.9
Other non-operating income (expense), net[4]	(1.6)	(1.7)	(0.5)
Income tax benefit (provision)[5]	(0.4)	20.6	5.6
Adjusted net income attributable to JHG	**199.5**	**200.5**	**129.6**
Diluted earnings per share (in US$)	**1.14**	**0.79**	**0.65**
Adjusted diluted earnings per share (in US$)	**1.16**	**1.16**	**0.70**

Note: Reconciliation to be used in conjunction with slide 31.

2 Adjustments primarily represent rent expense for subleased office space. In addition, the adjustment for the three months ended 30 September 2021 includes a one-time charge related to the employee benefits trust. JHG management believes these costs are not representative of the ongoing operations of the Group.

3 Investment management contracts have been identified as a separately identifiable intangible asset arising on the acquisition of subsidiaries and businesses. Such contracts are recognised at the net present value of the expected future cash flows arising from the contracts at the date of acquisition. For segregated mandate contracts, the intangible asset is amortised on a straight-line basis over the expected life of the contracts. Adjustments for the three months ended 30 June 2021 also include impairment charges of certain mutual fund investment management agreements. JHG management believes these non-cash and acquisition-related costs are not representative of the ongoing operations of the Group.

4 Adjustments primarily relate to contingent consideration adjustments associated with prior acquisitions. JHG management believes these costs are not representative of the ongoing operations of the Group.

5 The tax impact of the adjustments is calculated based on the applicable US or foreign statutory tax rate as it relates to each adjustment. Certain adjustments are either not taxable or not tax-deductible. Adjustments for the three months ended 30 June 2021 include a non-cash deferred tax expense of US$31.0 million due to the enactment of Finance Act 2021 during the second quarter 2021.

Janus Henderson GROUP PLC

32

33 CAPITAL MANAGEMENT Note: JHG purchases shares on market for the annual share grants associated with variable compensation, which is not included in the above share repurchases. Numbers may not cast due to rounding. 1 Total shares outstanding reflect amounts disclosed on Forms 10-Q or 10-K for each respective quarter. 2 Cumulative decrease from commencement of buyback programme in Q3 2018. Continued commitment to return of capital Dividend paid / share (US$) 0.36 0.36 0.36 0.36 0.36 0.36 0.38 0.38 Shares repurchased (m) 0.5 2.1 1.1 2.4 1.0 8.1 0.0 1.8 Total shares outstanding1 (m) 187.0 184.9 183.9 181.4 180.4 172.3 172.3 170.6 Cumulative decrease in shares2 6.7% 7.7% 8.3% 9.5% 10.0% 14.0% 14.0% 14.9% Q4 2019 to Q3 2021 quarterly capital return (US$m) 66.3 66.2 66.1 65.8 64.8 61.7 65.0 64.8 12.5 31.2 22.0 50.2 27.4 230.2 75.0 78.8 97.4 88.1 116.0 92.2 291.9 65.0 139.8 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Dividends Share repurchases

34 PERFORMANCE FEES Note: Performance fees include prior quarter accrual true-ups. 1 AUM data present US mutual fund AUM subject to performance fees as at 30 September 2021. Janus Investment Funds and Janus Aspen Series Portfolios are counted as distinct and separate funds. Q3 2021 (US$m) Q2 2021 (US$m) Q3 2020 (US$m) AUM generating Q3 2021 pfees (US$bn) # of funds generating Q3 2021 pfees Frequency Timing SICAVs 1.0 50.2 2.8 3.6 2 17 annually; 3 quarterly 17 at June; 3 on quarters UK OEICs and unit trusts – 15.2 6.4 –– annually various Offshore absolute return and other funds 1.1 0.2 0.1 0.1 1 quarterly / annually various Segregated mandates – 1.9 3.2 0.2 2 quarterly / annually various Investment trusts – 12.7 ––– annually various US mutual funds1 (1.5) (2.8) (5.5) 63.3 15 monthly monthly Total 0.6 77.4 7.0 67.2 20

35 US MUTUAL FUNDS WITH PERFORMANCE FEES Note: Numbers may not cast due to rounding. 1 The funds listed have a performance-based investment advisory fee that adjusts up or down based on performance relative to a benchmark over 36-month rolling periods. Please see the funds’ Statements of Additional Information for more details and benchmark information. 2 Adjustment of ± 15 bps assumes constant assets and could be higher or lower depending on asset fluctuations. 3 Until 1 August 2022, the Fund’s performance during the portion of the performance measurement period prior to 1 August 2019 will be compared to the Fund's former benchmark, the Russell 3000® Value Index. Mutual funds with performance fees¹ AUM 30 Sep 21 (US$m) Benchmark Base fee Performance fee2 Performance cap/(floor) vs benchmark Q3 2021 P&L impact (US$’000) Forty Fund and Portfolio 22,801 Russell 1000® Growth Index 0.64% ± 15 bps ± 8.50% 4,251 Research Fund and Portfolio 20,946 Russell 1000® Growth Index 0.64% ± 15 bps ± 5.00% (6,217) Contrarian Fund 5,087 S&P 500® Index 0.64% ± 15 bps ± 7.00% 1,198 Global Research Fund and Portfolio 4,380 MSCI World IndexSM 0.60% ± 15 bps ± 6.00% 758 Small Cap Value Fund 3,709 Russell 2000® Value Index 0.72% ± 15 bps ± 5.50% (1,260) Mid Cap Value Fund and Portfolio 2,855 Russell Midcap® Value Index 0.64% ± 15 bps ± 4.00% (1,155) Overseas Fund and Portfolio 2,511 MSCI All Country World ex-U.S. IndexSM 0.64% ± 15 bps ± 7.00% 758 Global Real Estate Fund 853 FTSE EPRA / NAREIT Global Index 0.75% ± 15 bps ± 4.00% 199 Small-Mid Cap Value Fund3 106 Russell 2500TM Value Index 0.70% ± 15 bps ± 5.00% (27) Asia Equity Fund 19 MSCI All Country Asia ex-Japan IndexSM 0.92% ± 15 bps ± 7.00% (12) Total 63,266 (1,506)

36 LONG-TERM INCENTIVE COMPENSATION Note: Annual grants generally vest over three and four years. Assumed no forfeitures in future periods. Assumed no change in future values related to market or currency, which would impact expense related to cash-based awards (MFSAs, DIP and DEP funds) and social security expense upon vesting. 1 Includes retention and recruiting awards; other subsidiary grants and social security expense. Social security expense is estimated based on amount of existing awards expected to vest in that year. Estimated future long-term incentive compensation amortization (US$m) Amount remaining to expense 2021 2022 2023 2024 2025 2018 annual grant 5 5 –––– 2019 annual grant 24 21 3 ––– 2020 annual grant 69 48 18 3 –– 2021 annual grant 140 71 46 20 3 – Other1 71 30 20 12 7 2 Total long-term incentive compensation 309 175 87 35 10 2

37 CONTACTS Investor enquiries Melanie Horton Co-Head Investor Relations (Non-US) +44 (0)20 7818 2905 melanie.horton@janushenderson.com Jim Kurtz Co-Head Investor Relations (US) +1 303 336 4529 jim.kurtz@janushenderson.com Investor Relations investor.relations@janushenderson.com Media enquiries Stephen Sobey +44 (0)20 7818 2523 stephen.sobey@janushenderson.com Sarah Johnson +1 720 364 0708 sarah.johnson@janushenderson.com United Kingdom: Edelman Smithfield Latika Shah +44 (0)7950 671 948 latika.shah@edelmansmithfield.com Andrew Wilde +44 (0)7786 022 022 andrew.wilde@edelmansmithfield.com Asia Pacific: Honner Craig Morris +61 2 8248 3757 craig@honner.com.au

201 Bishopsgate London EC2M 3AE United Kingdom www.janushenderson.com Contact us Past performance is no guarantee of future results. Investing involves risk, including the possible loss of principal and fluctuation of value. Forward-looking information This presentation includes statements concerning potential future events involving Janus Henderson Group plc that could differ materially from the events that actually occur. The differences could be caused by a number of factors, including those factors identified in Janus Henderson Group’s Annual Report on Form 10-K for the fiscal year ended 31 December 2020 and the Company’s other filings and furnishings with the Securities and Exchange Commission (Commission file no. 001-38103), including those that appear under headings such as ‘Risk Factors’ and ‘Management’s Discussion and Analysis of Financial Condition and Results of Operations’. Many of these factors are beyond the control of the Company and its management. Any forward-looking statements contained in this presentation are as of the date on which such statements were made. The Company assumes no duty to update them, even if experience, unexpected events, or future changes make it clear that any projected results expressed or implied therein will not be realised. Annualised, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. No public offer The information, statements and opinions contained in this presentation do not constitute a public offer under any applicable legislation or an offer to sell or solicitation of any offer to buy any securities or financial instruments or any advice or recommendation with respect to such securities or other financial instruments. Not all products or services are available in all jurisdictions. Various account minimums or other eligibility qualifications apply depending on the investment strategy, vehicle or investor jurisdiction. Mutual funds in the US distributed by Janus Henderson Distributors. Please consider the charges, risks, expenses and investment objectives carefully before investing. For a US fund prospectus or, if available, a summary prospectus containing this and other information, please contact your investment professional or call 800.668.0434. Read it carefully before you invest or send money. Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.